SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 1, 2005.


                                WORLDWATER CORP.
                                ----------------

               (Exact Name of Registrant as specified in charter)

         Delaware                    0-16936              33-0123045
-------------------------        ------------        ----------------
(State  or  other  jurisdic-        (Commission          (IRS  Employer
 tion  of  incorporation)          File  Number)       Identification  No.)


Pennington  Business  Park,  55  Rt.  31  South,  Pennington,  NJ       08534
-----------------------------------------------------------------      -------
  (Address  of  principal  executive  offices)                     (Zip  Code)

                                 609-818-0700

                Registrant's telephone number, including area code



                                       N/A

         (Former name or former address, if changed since last report.)

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     David Lifschultz resigned as a Director of the Board of Directors of the Company effective June 1, 2005. The resignation of Mr. Lifschultz was not due to a disagreement with the Company's operations, policies or practices. Mr. Lifschultz has resigned to devote more time to other ventures. A copy of Mr. Lifschultz's resignation letter is furnished as Exhibit 99.1 to this report.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

99.1     Resignation  Letter  dated  May  31,  2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


WORLDWATER  CORP.


By:  /s/  Quentin  T.  Kelly
---------------------------------------
Quentin  T.  Kelly  Chairman  and  CEO


Date:  June  7,  2005

EXHIBIT  INDEX

99.1     Resignation  letter  dated  May  31,  2005.




                                                               EXHIBIT 99.1



                             David K. Lifschultz
                          Larchmont, New York  10538



                                                May 31, 2005



Mr. Quentin Kelly
WorldWater Corp.
Pennington Business Park
55 Route 31 South
Pennington, NJ   08534

Dear Quentin:

     As per our discussion, I hereby tender my resignation to the board of WorldWater and the company as a member of the WorldWater Board of Directors as of June 1, 2005.

                                                Sincerely,



                                                David K. Lifschultz

cc:  Barry Bondes